Exhibit 99.1



The following certification is provided by the undersigned Chief Executive Officer and Chief Financial Officer of Wintrust Financial Corporation on the basis of such officers' knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION
                                  -------------


In connection with the Quarterly Report of Wintrust Financial Corporation (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on May 12, 2003, (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/  EDWARD J. WEHMER
                                   ---------------------------------------------
                                   Name:  Edward J. Wehmer
                                   Title:  President and Chief Executive Officer
                                   Date:   May 14, 2003




                                   /s/  DAVID L. STOEHR
                                   ---------------------------------------------
                                   Name:  David L. Stoehr
                                   Title: Executive Vice President and
                                          Chief Financial Officer
                                   Date:  May 14, 2003



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This certification accompanies the Report and shall not be treated as having been filed as part of this Report.

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